UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2011

MEDCATH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-33009	56-2248952
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10720 Sikes Place Charlotte, North Carolina	28277
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 815-7700

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting of Stockholders on July 26, 2011 (the “Annual Meeting”). The final voting results with respect to each proposal voted upon at the Annual Meeting are set forth below. As of the record date for the Annual Meeting, holders of a total of 20,327,069 shares of outstanding common stock were entitled to vote.
Proposal 1 — Election of Class I Directors
The stockholders approved the Company’s proposal for the election of two nominees to the Board of Directors by the affirmative vote of a majority of the shares of common stock present or represented by proxy at the annual meeting, as set forth below:

	For	Withheld	Broker Non-Votes
Robert S. McCoy	16,540,032	610,694	2,003,217

James A. Deal	16,608,332	542,394	2,003,217
There were no abstentions to this proposal.
Proposal 2 — Sale of Substantially all of the Assets of Heart Hospital of New Mexico
The stockholders approved the Company’s proposal to sell substantially all of the assets of Heart Hospital of New Mexico, as set forth below:

For	Against	Abstentions	Broker Non-Votes
17,148,195	891	1,640	2,003,217
Proposal 3 — Sale of all of MedCath’s Equity Interests in Arkansas Heart Hospital
The stockholders approved the Company’s proposal to sell all of its equity interests in Arkansas Heart Hospital, as set forth below:

For	Against	Abstentions	Broker Non-Votes
17,148,195	891	1,640	2,003,217
Proposal 4 — Non-binding Advisory Vote on Executive Compensation
The stockholders approved a non-binding advisory vote on the compensation of its named executive officers as disclosed in the proxy statement for the Annual Meeting, as set forth below:

For	Against	Abstentions	Broker Non-Votes
14,811,215	2,255,510	84,001	2,003,217
Proposal 5 — Non-binding Advisory Vote on Frequency of Non-binding Advisory Vote on Executive Compensation
The stockholders approved a non-binding advisory vote for the Company to hold a non-binding advisory vote on executive compensation every year, as set forth below:

Every 1 Year	Every 2 Years	Every 3 Years	Abstentions	Broker Non-Votes
15,523,107	6,627	1,528,307	92,685	2,003,217
Proposal 6 — Non-binding Advisory Vote on Certain Compensation and Other Payments to Executives
The stockholders approved a non-binding advisory vote on certain compensation and other payments to executives as disclosed in the proxy statement for the Annual Meeting, as set forth below:

For	Against	Abstentions	Broker Non-Votes
14,013,271	2,945,354	192,101	2,003,217

Proposal 7 — Ratification of Independent Registered Public Accounting Firm
The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2011, as set forth below:

For	Against	Abstentions
19,118,149	34,154	1,640
There were no broker non-votes in the ratification of the Independent Registered Public Accounting Firm.
Proposal 8 — Proposal to Adjourn the Annual Meeting if necessary or appropriate
The stockholders approved the proposal granting the Board of Directors the authority to adjourn the meeting in its sole discretion, as set forth below:

For	Against	Abstentions
16,749,599	2,399,561	4,782
The Board of Directors determined not to exercise this authority and, as a result, there was no adjournment of the Annual Meeting.
(d) In light of the stockholder vote at the 2011 Annual Meeting of Stockholders on proposal 5 as reported above, the Company’s Board of Directors has determined that the Company will include a non-binding advisory vote in its proxy materials to approve the compensation of its named executive officers as disclosed in such proxy materials (a “say-on-pay vote”) each year until the next vote on the frequency of stockholder votes is required.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCATH CORPORATION
Date: July 27, 2011	By:	/s/ James A. Parker
James A. Parker
Executive Vice President and Chief Financial Officer